Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Forrester Research, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission (the “10-Q Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George F. Colony
George F. Colony
Chairman of the Board and Chief Executive Officer

Dated: November 6, 2026